UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K




           CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) - August 13, 2002



Commission File No. 1-11778       I.R.S. Employer Identification No. 98-0091805



                                ACE LIMITED
                    (Incorporated in the Cayman Islands)
                          ACE Global Headquarters
                            17 Woodbourne Avenue
                               Hamilton HM 08
                                  Bermuda

                           Telephone 441-295-5200

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Item 7.  Financial Statements and Exhibits

All exhibits are submitted pursuant to Item 9 hereof and are not to be deemed "filed" for any purpose under the Securities Exchamge Act of 1934.


Exhibit
Number   Description
------   ---------

99.1     Certification of Brian Duperreault pursuant to 18 U.S.C. Section 1350
99.2     Certification of Philip V. Bancroft pursuant to 18 U.S.C. Section 1350
99.3     Sworn written statement of Brian Duperreault
99.4     Sworn written statement of Philip V. Bancroft

Item 9.  Regulation FD Disclosure

         Prior to the filing of this Form 8-K, ACE Limited filed with the Securities and Exchange Commission (the "Commission") its quarterly Report on Form 10-Q for the quarter ender June 30, 2002, accompanied by the certifications of Brian Duperreault, Chief Executive Officer, and Philip V. Bancroft, Chief Financial Officer, required pursuant to 18 U.S.C. Section 1350. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2.

         In order to voluntarily comply with the Order issued by the Commission on June 27, 2002, ("Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934," File No. 4-460), Brian Duperreault, principal executive officer of ACE Limited, and Philip V. Bancroft, principal financial officer of ACE Limited, have attached their sworn written statements pursuant to such Order as Exhibits 99.3 and 99.4.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ACE LIMITED



                                             By:  /s/ Philip V. Bancroft
                                             --------------------------------
                                                    Philip V. Bancroft
                                                  Chief Financial Officer

DATE:  August 13, 2002


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                               EXHIBIT INDEX


Number                    Description                        Method of Filing
------                    ----------                         ----------------

99.1     Certification of Brian Duperreault pursuant         Furnished herewith
         to 18 U.S.C. Section 1350
99.2     Certification of Philip V. Bancroft pursuant        Furnished herewith
         to 18 U.S.C. Section 1350
99.3     Sworn written statement of Brian Duperreault        Furnished herewith
99.4     Sworn written statement of Philip V. Bancroft       Furnished herewith